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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2015

Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	000-53908 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant's telephone number, including area code: (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        See Item 1 "BUSINESS—OUR POWER SUPPLY RESOURCES—Future Power Resources—Plant Vogtle Units No. 3 and No. 4" and Notes 8.b. and 12.a. to our consolidated financial statements in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2014. See also Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition—Capital Requirements and Liquidity and Sources of Capital—Vogtle Units No. 3 and No. 4" and Note (G)a. to our unaudited consolidated financial statements in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 for additional information regarding (1) the two new nuclear generating units under construction at Plant Vogtle, Units No. 3 and No. 4, (2) the Engineering, Procurement and Construction Agreement between (i) Georgia Power Company, acting for itself and as agent for us, certain wholly-owned subsidiaries of the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, an incorporated municipality in the State of Georgia acting by and through its Board of Water, Light, and Sinking Fund Commissioners (collectively, the Co-owners), and (ii) Westinghouse Electric Company LLC and CB&I Stone & Webster, Inc. (together, the Contractor) with respect to Vogtle Units No. 3 and No. 4 (the EPC Agreement), and (3) the related litigation pending in the U.S. District Court for the Southern District of Georgia between the Contractor and the Co-owners (the Vogtle Construction Litigation).

        On October 27, 2015, Westinghouse and Chicago Bridge & Iron Co., N.V. announced an agreement under which Westinghouse or one of its affiliates will acquire Stone & Webster from Chicago Bridge & Iron, subject to satisfaction of certain conditions to closing. In addition, on October 27, 2015, Westinghouse and the Co-owners entered into a Term Sheet setting forth the terms of a settlement agreement to resolve disputes between the Co-owners and the Contractor under the EPC Agreement, including the Vogtle Construction Litigation.

        In accordance with the Term Sheet: (1) the Co-owners and the Contractor will enter into mutual releases of all open claims which have been asserted, including any potential extension of such open claims, as well as future claims that potentially could have been asserted under the original terms of the EPC Agreement, including the Vogtle Construction Litigation which will be dismissed with prejudice; (2) the EPC Agreement will be amended to restrict the Contractor's ability to seek further increases in the contract price by clarifying and limiting the circumstances that constitute nuclear regulatory changes in law; (3) enhanced dispute resolution procedures will be implemented; (4) the guaranteed substantial completion dates under the EPC Agreement will be revised to match the current estimated in-service dates of June 30, 2019 for Unit 3 and June 30, 2020 for Unit 4; (5) delay liquidated damages will now commence from the current estimated nuclear fuel loading date for each unit rather than the original guaranteed substantial completion dates under the EPC Agreement; and (6) based on our ownership interest, we will pay to the Contractor and capitalize to the project approximately $230 million, of which approximately $80 million has been paid previously under the dispute resolution procedures of the EPC Agreement. In addition, the Co-owners and the Contractor resolved other open existing items relating to the scope of the project under the EPC Agreement, including cyber-security. Our previously disclosed project budget, which includes capital costs, allowance for funds used during construction and contingency amounts, remains at $5 billion even after payments contemplated by the Term Sheet. Further, as part of the proposed settlement and in connection with Westinghouse's proposed acquisition of Stone & Webster: (1) the Co-owners will terminate the parent guarantee of The Shaw Group, Inc. with respect to certain obligations of Stone & Webster, subject to obtaining consent of the U.S. Department of Energy under loan guarantee agreements relating to Vogtle Units No. 3 and No. 4; (2) Westinghouse will make provisions to engage Fluor Enterprises, Inc., a subsidiary of the Fluor Corporation, as a new construction subcontractor; and (3) the Co-owners, Chicago Bridge & Iron and Shaw Group also will enter into mutual releases of any and all claims against each other arising out of the construction of Vogtle Units No. 3 and No. 4. The parent guarantee of Toshiba Corporation with respect to certain obligations of Westinghouse will remain in place.

        The settlement of the pending disputes between the Co-owners and the Contractor, including the Vogtle Construction Litigation, is subject to consummation of Westinghouse's proposed acquisition of Stone & Webster.

        The ultimate outcome of this matter cannot be determined at this time.

Cautionary Note Regarding Forward-Looking Statements

        Certain information contained in this Current Report on Form 8-K is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning the proposed acquisition of Stone & Webster by Westinghouse and the terms of a settlement between the Contractor and the Co-owners. We caution that there are certain factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside our control; accordingly, there can be no assurance that such suggested results will be realized. In addition to the conditions discussed in this Form 8-K, factors discussed under "Cautionary Statement Regarding Forward-Looking Statements" in our Form 10-Q for the quarter ended June 30, 2015 could cause actual results to differ materially from management expectations as suggested by such forward-looking information. We expressly disclaim any obligation to update any forward-looking information.

Item 9.01    Financial Statements and Exhibits

(a)
Not applicable.

(b)
Not applicable.

(c)
Not applicable.

(d)
Exhibits.

Exhibit No.	Description
99.1	Press Release issued on October 27, 2015.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
Date: October 27, 2015	By:	/s/ MICHAEL L. SMITH Michael L. Smith President and Chief Executive Officer

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  Item 8.01. Other Events.
  Item 9.01 Financial Statements and Exhibits
SIGNATURE